SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 18, 2017

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer I.D. Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On August 18, 2017, Citizens Community Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its merger with Wells Financial Corp., a Minnesota corporation (“Wells”). In the Original Report, the Company indicated that it would amend the Original Report at a later date to include the financial information required by Item 9.01 of Form 8-K.
This Current Report on Form 8-K/A (the “Current Report”) amends the Original Report to include the financial information required by Item 9.01 of Form 8-K.
Item 9.01     Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Wells as of and for the years ended December 31, 2016, and 2015, and notes thereto, are incorporated as Exhibit 99.1 to this Current Report by reference to the Company’s Registration Statement on Form S-4/A filed on June 29, 2017 (File No. 333-218449), and are incorporated by reference herein.
The unaudited consolidated financial statements of Wells for the six months ended June 30, 2017, and 2016 are filed as Exhibit 99.2 to this Current Report, and are incorporated by reference herein.
(b) Pro Forma Financial Information.
The unaudited condensed combined pro forma statement of operations of the Company and Wells for the the year ended September 30, 2016, and notes thereto, are incorporated as Exhibit 99.3 to this Current Report by reference to the Company’s Registration Statement on Form S-4/A filed on June 29, 2017 (File No. 333-218449), and are incorporated by reference herein.
The unaudited condensed combined pro forma balance sheet of Company and Wells as of June 30, 2017, the unaudited condensed combined pro forma statement of operations of the Company and Wells for the nine months ended June 30, 2017, and the notes thereto are filed as Exhibit 99.4 to this Current Report, and are hereby incorporated by reference herein.
(d)    Exhibits:

No.	Description
23.1	Consent of RSM US LLP.
99.1
Audited Consolidated Financial Statements of Wells Financial Corp. as of and for the years ended December 31, 2016 and 2015 (incorporated by reference to the Company’s Registration Statement on Form S-4/A filed on June 29, 2017 (File No. 333-218449)).

99.2	Unaudited Consolidated Financial Statements of Wells Financial Corp. for the six months ended June 30, 2017 and 2016.
99.3
Unaudited Condensed Combined Pro Forma Statement of Operations of Citizens Community Bancorp, Inc. and Wells Financial Corp. for the year ended September 30, 2016 (incorporated by reference to the Company’s Registration Statement on Form S-4/A filed on June 29, 2017 (File No. 333-218449)).

99.4	Unaudited Condensed Combined Pro Forma Financial Information of Citizens Community Bancorp, Inc. as of and for the nine months ended June 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: November 1, 2017	By:	/s/ Stephen M. Bianchi
Stephen M. Bianchi
Chief Executive Officer